Exhibit 10.16

AMENDMENT TO OPTION GRANT NOTICE(S)

(GMR Partially Vested with Cancellation)

This AMENDMENT TO THE OPTION GRANT NOTICE (this “Amendment”) is made effective as of July 26, 2024 by and between GMR Buyer Corp., a Delaware limited partnership (the “Company”) and the individual participant listed on the signature page hereto (the “Participant”). The Company and the Participant may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Company and the Participant are party to the Option Grant Notice(s) identified on the signature page hereto (the “Option Grant Notice”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second A&R Stock Incentive Plan (defined below), Option Grant Notice or the Option Agreement attached thereto, as applicable);

WHEREAS, the Company maintains the Second Amended and Restated GMR Buyer Corp. 2015 Stock Incentive Plan, dated as of July 26, 2024 (the “Second A&R Stock Incentive Plan”), which provides for, among other things, the grant of Restricted Stock Units that are subject to certain vesting conditions as provided in the applicable Award Agreement evidencing the Award of Restricted Stock Units;

WHEREAS, the Company desires to issue to the Participant one or more Awards of Restricted Stock Units, the terms of which (such as time vesting or performance vesting) shall be governed by the applicable Award Agreement separately provided to the Participant (each, an “RSU Grant”); and

WHEREAS, in consideration for the RSU Grant, and as a condition to the Participant’s receipt of the RSU Grant, and other good and valuable consideration provided herein, the Parties now desire to amend the Option Grant Notice as provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1.       Cancellation of Options. Effective as of the date of this Amendment, a certain number of Options granted to the Participant under the Option Grant Notice shall be forfeited and cancelled without consideration, as shown on the signature page hereto.

Section 2.       Exercise Price. The Exercise Price per Share with respect to the Retained Options shall be $8.20; provided, that, effective immediately upon a Termination by the Participant without Good Reason, the Exercise Price per Share with respect to the Retained Options shall revert to the Exercise Price in effect immediately prior to the date of this Amendment.

Section 3.       Per Share Return. The Per Share Return hurdles, as provided in Section 2(a) of the Option Grant Notice, with respect to the Retained Options that are Performance Vesting Options shall be amended as follows:

(a)    The Per Share Return hurdle provided in Section 2(a)(i) of the Option Grant Notice shall be $8.20; provided, that, effective immediately upon a Termination by the Participant without Good Reason, such Per Share Return hurdle shall revert to $13.20;

(b)    The Per Share Return hurdle provided in Section 2(a)(ii) of the Option Grant Notice shall be $10.70; provided, that, effective immediately upon a Termination by the Participant without Good Reason, such Per Share Return hurdle shall revert to $15.70; and

(c)    The Per Share Return hurdle provided in Section 2(a)(iii) of the Option Grant Notice shall be $13.20; provided, that, effective immediately upon a Termination by the Participant without Good Reason, such Per Share Return hurdle shall revert to $18.20.

Section 4.       Other Terms. Except as expressly described herein, the Option Grant Notice, including any exhibits thereto, shall remain in full force and effect in accordance with its original terms and the Retained Options shall continue to be subject to the terms of the Option Grant Notice as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have hereby executed this Amendment as of the date first above written.

GMR Buyer Corp.:	Participant:

By:
Name:
Title:

Option Grant Notice Date:

Original Total Number of Options:

Number of Cancelled Options:

	Total	Time Vesting	Performance Vesting
Retained Options

[Signature Page to Amendment to Option Grant Notice]